                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

                                  [NOBLE LOGO]

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - JUNE 28, 2006

                                                                      YEAR
                                                                      BUILT/     WATER
               RIG                          RIG DESIGN               REBUILT     DEPTH            LOCATION             OPERATOR
------------------------------------------------------------------------------------------------------------------------------------
THIS FLEET STATUS REPORT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE U.S. FEDERAL SECURITIES LAWS ABOUT OUR
BUSINESS, FINANCIAL PERFORMANCE AND PROSPECTS. STATEMENTS ABOUT OUR PLANS, INTENTIONS, EXPECTATIONS, BELIEFS, ESTIMATES,
PREDICTIONS OR SIMILAR EXPRESSIONS FOR THE FUTURE ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS
REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN
CORRECT. VARIOUS FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. WE DISCUSS THESE FACTORS, INCLUDING RISKS AND
UNCERTAINTIES, FROM TIME TO TIME IN OUR FILINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

U.S. GULF OF MEXICO (10)
SEMISUBMERSIBLES (7)

Noble Clyde Boudreaux (a)          F&G 9500 Enhanced Pacesetter     1987/1999   10,000'   MS - Signal                 Shipyard
                                                                                                                       Shell

Noble Paul Romano (a)              Noble EVA 4000TM                 1981/1998    6,000'   Green Canyon 518            Anadarko

Noble Jim Thompson (a)             Noble EVA 4000TM                 1984/1999    6,000'   Mississippi Canyon 765       Shell

                                                                                          MS-SIGNAL                SHIPYARD/SHELL

                                                                                          MS-SIGNAL                SHIPYARD/SHELL

                                                                                                                       SHELL

Noble Amos Runner (a)              Noble EVA 4000TM                 1982/1999    6,600'   Green Canyon 683           Kerr-McGee
                                                                                                                     Kerr-McGee

Noble Max Smith (a)                Noble EVA 4000TM                 1980/1999    6,000'   Garden Banks 243          Amerada Hess

Noble Lorris Bouzigard (b)         IPF Pentagone                    1975/2003    4,000'   Green Canyon 82                W&T
                                                                                                                        Mariner
                                                                                                                       Shipyard
                                                                                                                      Walter O&G
                                                                                                                        Mariner

Noble Therald Martin               IPF Pentagone                    1977/2003    4,000'   MS-SIGNAL                   Shipyard
                                                                                          In-transit                  Petrobras
                                                                                          Brazil                      Petrobras

SUBMERSIBLES (3)

Noble Joe Alford                   Pace 85                          1982/2006     85'-C   VERMILLION 52                 Arena
                                                                                          S. MARSH ISLAND 233            ARENA
                                                                                          TBD                           MARINER

Noble Lester Pettus                Pace 85                          1982/2006     85'-C   Breton Sound 52              Century
                                                                                                                       Shipyard
                                                                                                                        Century

Noble Fri Rodli                    Transworld                       1979/1998     70'-C   WEST CAMERON 25                EPL
                                                                                                                      WALTER O&G
                                                                                                                        ARENA

                                    ANTICIPATED
                                   CONTRACT/DAY
                                      -RATE           DAYRATE
               RIG                 EXPIRATION         ($000)        COMMENTS
-------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (10)
SEMISUBMERSIBLES (7)

Noble Clyde Boudreaux (a)           3/2007                 -
                                    3/2009            209-211       Two-year contract with Shell to
                                                                    commence after upgrade in 1Q 2007.

Noble Paul Romano (a)               6/2007            324-326       Anticipate +/- seven days of
                                                                    downtime in 4Q 2006 for regulatory
                                                                    inspection.

Noble Jim Thompson                  6/2006            314-316       TO COMMENCE NC-5 MOORING SYSTEM
                                                                    UPGRADE. ON +/- 6/30/2006 FOR +/-
                                                                    90 DAYS. WHILE IN SHIPYARD, 95% OF
                                                                    DAYRATE TO BE PAID FOR 60 DAYS AND
                                                                    80% AFTER THAT.

                                    8/2006            298-300

                                    9/2006            251-253

                                    3/2007            314-316
Noble Amos Runner (a)               1/2007            196-198
                                    1/2008            329-331       Rate effective 1/9/2007.

Noble Max Smith (a)                 3/2008            304-306

Noble Lorris Bouzigard (b)          7/2006            139-141
                                   10/2006            172-173       To commence 15-month extension
                                    1/2007                  -       with  Mariner on +/- 7/2006 for
                                    2/2007            129-131       ONE TO TWO WELLS, then to shipyard
                                    3/2008            172-173       for +/- 75 days for upgrades to
                                                                    utilize aluminum alloy riser.
                                                                    Following upgrades, will commence
                                                                    one well with Walter O&G for +/-
                                                                    45 days then complete 15-month term
                                                                    with Mariner.

Noble Therald Martin                7/2006                  -       OFF KERR MCGEE CONTRACT 6/14/06.
                                    9/2006            108-109
                                    9/2010            113-115       Four-year contract with Petrobras,
                                                                    plus a maximum 15% performance
                                                                    bonus. The Petrobras contract will
                                                                    commence following completion of
                                                                    the rig's work for Kerr-McGee and
                                                                    estimated one month of shipyard
                                                                    mooring system upgrades. Cost of
                                                                    mobilization to Brazil paid for by
                                                                    Petrobras, with the rig on a
                                                                    moving rate during mobilization
                                                                    (limited to 60 days).

SUBMERSIBLES (3)

Noble Joe Alford                    6/2006              46-48
                                    7/2006              69-71
                                    1/2007              85-86       Rig scheduled for +/- 30 days of
                                                                    downtime in 4Q 2006 for engine
                                                                    upgrades.

Noble Lester Pettus                 9/2006              57-59       Rig scheduled for +/- 60 days of
                                   11/2006                  -       downtime in 3Q 2006 for upgrades.
                                    3/2007              74-76

Noble Fri Rodli                     7/2006              74-76       COMMENCED ONE WELL WITH ENERGY
                                    9/2006              84-86       PARTNERS LTD. ON 5/22/2006.
                                   10/2006              46-48       Anticipate +/- three days of
                                                                    downtime in 4Q 2006.

                                                                    TO ARENA, AS A SUBSTITUTE FOR
                                                                    NOBLE JOE ALFORD, TO DRILL ONE WELL,
                                                                    WHICH WILL COMPLETE COMMITMENT MADE
                                                                    PRIOR TO HURRICANE RITA.

----------
(a) Unit will be upgraded to the NC-5(SM) mooring standards, which meet 100-year storm criteria.

(b)   Rig to be upgraded to 4,000' utilizing aluminum alloy riser.

[Comment changes from last fleet status reports denoted by ALL CAPS.]

                                  [NOBLE LOGO]

                                                                      YEAR
                                                                      BUILT/     WATER
               RIG                          RIG DESIGN               REBUILT     DEPTH            LOCATION           OPERATOR
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (53) (c)
MEXICO JACKUPS (10) (d)

Noble Bill Jennings               MLT Class 84-E.R.C.               1975/1997     390'-IC   Bay of Campeche             Pemex

Noble Eddie Paul                  MLT CLASS 84-E.R.C.               1976/1995     390'-IC   BAY OF CAMPECHE             PEMEX

Noble Leonard Jones               MLT Class 53-E.R.C.               1972/1998     390'-IC   Bay of Campeche             Pemex

Noble Lewis Dugger                Levingston Class 111-C            1977/1997     300'-IC   Bay of Campeche             Pemex

Noble Gene Rosser                 Levingston Class 111-C            1977/1996     300'-IC   Bay of Campeche             Pemex
                                                                                                                        PEMEX

Noble Sam Noble                   Levingston Class 111-C              1982        300'-IC   Bay of Campeche             Pemex

Noble John Sandifer               Levingston Class 111-C            1975/1995     300'-IC   Bay of Campeche             Pemex

Noble Johnnie Hoffman             Baker Marine BMC 300 IC           1976/1993     300'-IC   Bay of Campeche             Pemex

Noble Earl Frederickson           MLT Class 82-SD-C                 1979/1999     250'-IC   Bay of Campeche             Pemex

Noble Tom Jobe                    MLT Class 82-SD-C                   1982        250'-IC   Bay of Campeche             Pemex

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                  Noble EVA 4000TM                  1981/1998   8,900'-DP   Brazil                    Petrobras
                                                                                                                      Petrobras

                                                                                                                Petrobras - Downtime
                                                                                                                      Extension

BRAZIL DRILLSHIPS (3)

Noble Roger Eason                 Neddrill                          1977/2005   7,200'-DP   Brazil                    Petrobras
                                                                                                                      Petrobras

                                                                                                                Petrobras - Downtime
                                                                                                                      Extension

Noble Leo Segerius                Gusto Engineering Pelican Class   1981/2002   5,600'-DP   Brazil                    Petrobras

                                                                                                                Petrobras - Downtime
                                                                                                                      Extension

Noble Muravlenko                  Gusto Engineering Pelican Class   1982/1997   4,600'-DP   Brazil                    Petrobras
                                                                                                                      Petrobras
                                                                                                                Petrobras - Downtime
                                                                                                                      Extension

                                      ANTICIPATED
                                     CONTRACT/DAY
                                        -RATE               DAYRATE
               RIG                   EXPIRATION             ($000)        COMMENTS
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL (53) (c)
MEXICO JACKUPS (10) (d)

Noble Bill Jennings                   5/2007                 74-76        Anticipate +/- eight days of
                                                                          downtime in June 2006 for
                                                                          regulatory inspection.

Noble Eddie Paul                      6/2007                140-142

Noble Leonard Jones                   6/2007                 70-71        Anticipate +/- eight days of
                                                                          downtime in 3Q 2006 for regulatory
                                                                          inspection.

Noble Lewis Dugger                    5/2007                 64-65

Noble Gene Rosser                    10/2006                 66-68        ANTICIPATE +/- 10 DAYS OF DOWNTIME
                                                                          BEGINNING JUNE 28 FOR REGULATORY
                                                                          INSPECTIONS.

                                     12/2007                166-168       PEMEX CONTRACT SCHEDULED TO
                                                                          COMMENCE 11/1/2006 @ $166K-168K FOR
                                                                          415 DAYS. Anticipate +/- 15 days of
                                                                          downtime in 4Q 2006 for regulatory
                                                                          inspection between contracts.

Noble Sam Noble                       9/2007                 64-65        Anticipate +/- ten days of downtime
                                                                          in 2Q 2007 for regulatory
                                                                          inspection.

Noble John Sandifer                   6/2007                 64-65        INCURRED TWELVE days of downtime in
                                                                          JUNE 2006 for regulatory inspection.

Noble Johnnie Hoffman                 7/2007                 64-65        Anticipate +/- ten days of downtime
                                                                          in 4Q 2006 for regulatory
                                                                          inspection.

Noble Earl Frederickson               8/2006                 39-40        Anticipate +/- ten days of downtime
                                                                          in 3Q 2006 for regulatory
                                                                          inspection.

Noble Tom Jobe                        8/2007                119-121

BRAZIL SEMISUBMERSIBLE (1)

Noble Paul Wolff                     12/2006                163-165       Eligible for a maximum 20%
                                                                          performance bonus.
                                     12/2009                213-215       Rate contingent upon upgrade of
                                                                          unit to 10,000' water
                                                                          depth capability aluminum alloy
                                                                          riser. Eligible for a
                                                                          maximum 15% performance bonus.
                                      6/2010                213-215       Petrobras can extend contract for
                                                                          contractor responsible downtime (to
                                                                          date - 170 days including shipyard
                                                                          days). Anticipated contract dayrate
                                                                          expiration assuming Petrobras
                                                                          extension for contractor
                                                                          responsible downtime. Eligible for
                                                                          a maximum 15% performance bonus.

BRAZIL DRILLSHIPS (3)

Noble Roger Eason                     4/2007                 96-97
                                      4/2010                136-138       Rate effective 4/13/2007. Eligible
                                                                          for a maximum 15% performance bonus.
                                      6/2010                136-138       Petrobras can extend contract for
                                                                          contractor responsible downtime (to
                                                                          date - 55 days including shipyard
                                                                          days). Anticipated contract/dayrate
                                                                          expiration assuming Petrobras
                                                                          extension for contractor
                                                                          responsible downtime. Eligible for
                                                                          a maximum 15% performance bonus.

Noble Leo Segerius                    7/2008                123-125       Anticipate +/- 28 days of downtime
                                      9/2008                123-125       commencing +/- 7/2007 for
                                                                          regulatory inspection and
                                                                          refurbishments. Petrobras can extend
                                                                          contract for contract-defined downtime
                                                                          (to date - 72 days). Anticipated
                                                                          contract/dayrate expiration assuming
                                                                          Petrobras extension for downtime.
                                                                          Eligible for a maximum
                                                                          performance bonus.

Noble Muravlenko                      3/2007                81-82         Eligible for a maximum 10%
                                      3/2009               119-121        performance bonus.
                                      4/2009               119-121        Rate effective 3/17/2007.
                                                                          Eligible for a maximum 15% performance bonus.
                                                                          Petrobras can extend
                                                                          contract for contractor
                                                                          responsible downtime (to
                                                                          date - 17 days). Anticipated
                                                                          contract/dayrate expiration
                                                                          assuming Petrobras extension
                                                                          for contractor responsible
                                                                          downtime. Eligible for a
                                                                          maximum 15% performance
                                                                          bonus.

                                                                          Note: The entity that owns
                                                                          this rig is fully
                                                                          consolidated; however, there
                                                                          is a minority interest
                                                                          holder for 18%.

------------
(c) The amount shown in the "Dayrate" column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract's daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.

(d) Listed rigs are modified bareboat charter; cost structure varies by region.

[Comment changes from last fleet status reports denoted by ALL CAPS.]

                                  [NOBLE LOGO]

                                                        YEAR
                                                        BUILT/     WATER
           RIG                   RIG DESIGN            REBUILT     DEPTH         LOCATION           OPERATOR
-----------------------       -------------------     ---------    -------    --------------    ----------------
NORTH SEA JACKUPS (8)

Noble Julie Robertson         Baker Marine            1981/2000    390'-IC    United Kingdom    Gaz de France
                              Europe Class                           (e)                               EON
                                                                                                    Venture
                                                                                                    Venture
                                                                                                    Venture

Noble Al White                CFEM T-2005 C           1982/1997    360'-IC    Netherlands        Wintershall
                                                                              United Kingdom         RWE
                                                                              United Kingdom    RWE - Options





Noble Byron Welliver          CFEM T-2005 C             1982       300'-IC    Denmark               Maersk
                                                                                                    Maersk
                                                                                                    Maersk
                                                                                                Maersk - Options
                                                                                                Maersk - Options

Noble Kolskaya                Gusto Engineering       1985/1997    330'-IC    Netherlands        Wintershall
                                                                                                 Wintershall









Noble George Sauvageau        Neddrill                  1981       250'-IC    Netherlands           Shell

Noble Ronald Hoope            MSC/CJ46                  1982       250'-IC    NETHERLANDS       Gaz de France
                                                                                                Gaz de France

Noble Piet van Ede            MSC/CJ46                  1982       250'-IC    Netherlands       Gaz de France
                                                                                                Gaz de France

Noble Lynda Bossler           MSC/CJ46                  1982       250'-IC    NETHERLANDS        Wintershall
                                                                                                 Wintershall

NORTH SEA SEMISUBMERSIBLE (1)

Noble Ton van Langeveld       Offshore SCP III        1979/2000    1,500'     United Kingdom        Maersk
                              Mark 2




                                                                                                   Shipyard








                                                                                                   Venture
                                                                                                   VENTURE

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead         F&G L-780 MOD II-IC     1982/1990    300'-IC    Nigeria               Addax





                                                                                                To be announced




Noble Percy Johns             F&G L-780 MOD II-IC     1981/1995    300'-IC    Nigeria             ExxonMobil







Noble Roy Butler              F&G L-780 MOD II-IC     1982/1996    300'-IC    Nigeria              Chevron


Noble Ed Noble                MLT Class 82-SD-C       1984/1990    250'-IC    Nigeria             ExxonMobil






Noble Lloyd Noble             MLT Class 82-SD-C       1983/1990    250'-IC    Nigeria              Chevron








Noble Don Walker              Baker Marine            1982/1992    150'-IC    Nigeria               Shell
                               BMC 150-SD

                                 ANTICIPATED
                                  CONTRACT/-
                                  DAY RATE        DAY RATE
           RIG                   EXPIRATION        ($000)           COMMENTS
-----------------------          -----------      --------      -----------------
NORTH SEA JACKUPS (8)

Noble Julie Robertson              6/2006           67-69
                                   8/2006           67-69
                                   11/2006          65-67
                                   7/2007          109-110
                                   7/2008          164-166

Noble Al White                     8/2006          89-91
                                   1/2007         124-126
                                   3/2008         124-126       Options:Four
                                                                wells. Estimated
                                                                time for each
                                                                well is 90-100
                                                                days.

Noble Byron Welliver               9/2006          73-75
                                   9/2007          83-85
                                   9/2008         181-183
                                   9/2009         209-211
                                   9/2010         219-221

Noble Kolskaya                     12/2006        103-104       Rig operates
                                   12/2007        169-171       under a bareboat
                                                                charter agreement
                                                                to Noble under
                                                                which Noble
                                                                retains 30% of
                                                                the rig's
                                                                operating profits
                                                                as defined in the
                                                                agreement.

Noble George Sauvageau             3/2007         105-107

Noble Ronald Hoope                 12/2006        102-103
                                   12/2007        183-185

Noble Piet van Ede                 12/2006         97-98
                                   12/2007        183-185

Noble Lynda Bossler                12/2006         99-100
                                   12/2007        142-143

NORTH SEA SEMISUBMERSIBLE (1)

Noble Ton van Langeveld            4/2007         201-202       ANTICIPATE +/-
                                                                EIGHT DAYS IN 3Q
                                                                2006 FOR
                                                                REGULATORY
                                                                INSPECTIONS.
                                   5/2007         234-235       ANTICIPATE +/-
                                                                30 DAYS OF
                                                                DOWNTIME IN 2Q
                                                                2007 FOR UPGRADES
                                                                AND REGULATORY
                                                                INSPECTION PAID
                                                                AT 95% OF $247K-
                                                                248K/DAY.

                                   5/2008         247-248
                                   5/2009         359-361

WEST AFRICA JACKUPS (6)

Noble Tommy Craighead              1/2007         107-109       Anticipate +/-
                                                                seven DAYS of
                                                                downtime in 3Q
                                                                2006 for
                                                                upgrades.

                                   1/2009         170-171       Letter of Intent
                                                                in place. New
                                                                rate effective
                                                                1/17/2007.

Noble Percy Johns                  3/2007         117-118       Anticipate +/-
                                                                25 DAYS of
                                                                downtime in 3Q
                                                                2006 for
                                                                regulatory
                                                                inspection and
                                                                upgrades

Noble Roy Butler                   5/2008         129-131       Rate effective
                                                                5/15/2006.

Noble Ed Noble                     9/2006          46-48        Anticipate +/-
                                                                five days of
                                                                downtime in
                                                                3Q 2006 for
                                                                regulatory
                                                                inspection.

Noble Lloyd Noble                  5/2008         127-129       Anticipate +/-
                                                                fourteen days of
                                                                downtime in 3Q
                                                                2006 at standby
                                                                rate of $47k-
                                                                48k/day.
                                                                Rate effective
                                                                5/21/2006.

Noble Don Walker                   4/2007          82-84        Anticipate +/-
                                                                five days of
                                                                downtime in 3Q
                                                                2006 for
                                                                equipment
                                                                upgrades.

WEST AFRICA SEMISUBMERSIBLE (1)

[Comment changes from last fleet status reports denoted by ALL CAPS.]

                                  [NOBLE LOGO]

                                                     YEAR
                                                     BUILT/      WATER
           RIG                 RIG DESIGN           REBUILT      DEPTH        LOCATION           OPERATOR
-----------------------     ------------------    ---------     -------    --------------    ----------------
Noble Homer Ferrington      F&G 9500 Enhanced      1985/2000     6,000'    Nigeria           ExxonMobil
                            Pacesettr



                                                                                             ExxonMobil -
                                                                                              Options











                                                                                             ANADARKO

                             ANTICIPATED
                              CONTRACT/-
                               DAY RATE     DAY RATE
           RIG                EXPIRATION     ($000)                                    COMMENTS
-----------------------      -----------    --------    ---------------------------------------------------------------------------
Noble Homer Ferrington       8/2006          128-130    Experienced two days of downtime in 2Q 2006 for equipment
                                                        repairs.
                             12/2007         128-130    ExxonMobil has options for eight additional wells from +/- 8/2006, which would extend the contract through +/- 12/2007 (four of these eight option wells have been exercised to date).

                             1/2009          433-435    RECEIVED LOI FROM ANADARKO FOR ONE-YEAR CONTRACT @ $433K-435K/DAY FOLLOWING
                                                        RELEASE FROM XOM.

---------
(e) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(f) Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.

[Comment changes from last fleet status reports denoted by ALL CAPS.]

                                  [NOBLE LOGO]




                                                      YEAR
                                                      BUILT /           WATER
  RIG                    RIG DESIGN                  REBUILT            DEPTH         LOCATION          OPERATOR
-------------         ----------------------        ---------          -------        --------        -----------
ARABIAN GULF
JACKUPS (14)

Noble Kenneth         F&G L-780 MOD II-IC           1983/1998          300'-IC        UAE (Abu            NDC
Delaney                                                                               Dhabi)


Noble George          F&G L-780 MOD II-IC           1981/1995          300'-IC        UAE (Abu            NDC
McLeod                                                                                Dhabi)






Noble Jimmy           F&G L-780 MOD II-IC           1982/2002          300'-IC        Qatar             RasGas
Puckett                                                                                                RasGas -
                                                                                                        Options





Noble Harvey          Levingston Class              1976/2001          300'-IC        Qatar              Total
Duhaney               111-C


                                                                                                        Total -
                                                                                                        Option

Noble Gus             Levingston Class 111-C        1982/1996          300'-IC        UAE (Abu         Total ABK
Androes                                                                               Dhabi)


                                                                                                      Total ABK -
                                                                                                       Extension




Noble Roy             MLT 116-C                        1979            300'-IC         UAE               DPC
Rhodes                                                                               (Dubai)

Noble Gene            Modec 300-C                   1981/2004          300'-IC        Qatar             Dolphin
House                                                                                                   Energy
                                                                                                         Shell



                                                                                                         SHELL



Noble Cees            Modec 300-C                   1981/2004          300'-IC        Qatar             RasGas
van Diemen


                                                                                                        RasGas
                                                                                                       RasGas -
                                                                                                        Options



Noble David           Modec 300-C                   1981/2004          300'-IC        Qatar             RasGas
Tinsley                                                                                                Shipyard





                                                                                                       TALISMAN


                                                                                                        RASGAS
                                                                                                       (STANDBY)


                                                                                                        RASGAS
                                                                                                       RASGAS -
                                                                                                        OPTION

Noble Mark            Levingston Class 111-C        1980/2005          300'-IC        Qatar             RasGas
Burns                                                                                                  RasGas -
                                                                                                        Options




Noble Chuck           MLT Class 82-C                1976/1996          250'-IC        Qatar           QatarGas 3
Syring                                                                                                 Shipyard




                                                                                                        Maersk

Noble Charles         MLT Class 82-SD-C             1979/2001          280'-IC        Qatar             RasGas
Copeland                                                                                                RasGas
                                                                                                        RasGas
                                                                                                       (STANDBY)


                                                                                                         RASGAS


                                                                                                       RASGAS -
                                                                                                        Options




Noble Dhabi II        Baker Marine BMC 150             1982            150'-IC        UAE (Abu         Shipyard
                                                                                       Dhabi)


                                                                                                         ADOC





Noble Dick            FavorBaker Marine
                      BMC 150                        1982/2005         150'-IC        Qatar            Wintershall



                                                                                                       QatarGas 3
                                                                                                           & 4
                        ANTICIPATED
                        CONTRACT/DAY-
                            RATE             DAYRATE
  RIG                    EXPIRATION           ($000)             COMMENTS
-------------           -------------        --------      ------------------------
ARABIAN GULF
JACKUPS (14)

Noble Kenneth              6/2007             51-52        INCREASE IN DAYRATE DUE
Delaney                                                    TO ESCALATION CLAUSE.
                                                           INCREASE AS OF 6/1/2006.

Noble George               6/2007             51-52        Anticipate +/- 21 days
McLeod                                                     of downtime for
                                                           regulatory inspection
                                                           in 4Q 2006. INCREASE IN
                                                           DAYRATE DUE TO
                                                           ESCALATION CLAUSE.
                                                           INCREASE AS OF 6/1/2006.

Noble Jimmy                5/2007             55-57
Puckett                     TBD               60-72        Options:  Nine wells @
                                                           $60k/day; nine wells @
                                                           $66k/day, nine wells @
                                                           $72k/day.  Estimated
                                                           time to complete each
                                                           well is +/- 45 days.

Noble Harvey               2/2008             84-86        Anticipate +/- 35 DAYS
Duhaney                                                    of downtime in 4Q 2006
                                                           for upgrades and
                                                           regulatory inspection.
                           2/2009             98-100       Option:  One year.


Noble Gus                  8/2006             67-69        ANTICIPATE +/-14 DAYS
Androes                                                    OF DOWNTIME IN 4Q 2006
                                                           FOR REGULATORY
                                                           INSPECTION.
                           2/2007             70-72        Extensions:  Renewable
                                                           every six months,
                                                           dayrate
                                                           increases/decreases
                                                           capped at 5%.

Noble Roy                  1/2007             67-69
Rhodes

Noble Gene                 1/2007             59-60
House
                           8/2007            102-104       ONE WELL ESTIMATED +/-
                                                           150 DAYS BRIDGING UNTIL
                                                           Noble Roger Lewis
                                                           delivery.
                           6/2008            160-162       270 DAY CONTRACT TO
                                                           COMMENCE UPON DELIVERY
                                                           OF NOBLE ROGER LEWIS.

Noble Cees                 11/2006            54-56        ANTICIPATE +/- 21 DAYS
van Diemen                                                 OF DOWNTIME IN 4Q 2006
                                                           FOR UPGRADES AND
                                                           REGULATORY INSPECTION.
                           3/2007             59-61
                           9/2007             59-61        Options:  Two wells.
                                                           Estimated time to
                                                           complete each well
                                                           60-120 days.

Noble David                9/2006             54-56
Tinsley                    10/2006            43-45        Anticipate +/- 30 days
                                                           of downtime in 4Q 2006
                                                           for regulatory
                                                           inspections; will
                                                           receive standby rate of
                                                           $44k/day.
                           12/2006           164-166       RECEIVED LETTER OF
                                                           AWARD FOR ONE WELL
                                                           ESTIMATED AT +/- 50 DAYS
                           1/2007             43-45        Contract suspension +/-
                                                           30 DAYS (Noble has
                                                           right to market rig
                                                           during this period).
                           9/2007             54-56
                           4/2008             61-63        Option: 200 days.


Noble Mark                 1/2007             60-61        Options: Two wells @
Burns                      1/2008             72-88        $72k/day, two wells @
                                                           $80k/day, two wells @
                                                           $88k/day.  Estimated
                                                           time to complete each
                                                           well 45-60 days.

Noble Chuck                8/2006            50-52
Syring                     9/2006              -           Anticipate +/- 30 days
                                                           of downtime in 3Q 2006
                                                           between contracts for
                                                           upgrades and regulatory
                                                           inspection.
                           9/2007            119-121

Noble Charles              7/2006             70-72
Copeland                   11/2006            76-78
                           1/2007             54-56        CONTRACT SUSPENSION +/-
                                                           60 DAYS (NOBLE HAS
                                                           RIGHT TO MARKET RIG
                                                           DURING THIS PERIOD).
                            5/2007            76-78        SCOPE OF WORK CHANGE TO
                                                           ONE 60-DAY WELL AND ONE
                                                           150-DAY WELL
                           1/2008             83-88        Options:  Two wells @
                                                           $83k/day, two wells @
                                                           $88k/day.  Estimated
                                                           time to complete each
                                                           well is 45-60 days.

Noble Dhabi II             7/2006             34-36        Anticipate +/- 60 days
                                                           of downtime in 3Q 2006
                                                           for upgrades and
                                                           regulatory inspection.
                           7/2008             59-60        Will receive $35k/day
                                                           dayrate while in
                                                           shipyard (capped at 60
                                                           days).  Rate effective
                                                           +/- 7/15/2006.

Noble Dick Favor           8/2006             59-61        ANADARKO DID NOT
                                                           EXERCISE ONE WELL
                                                           OPTION FOLLOWING THIS
                                                           CONTRACT.
                           7/2007             91-93        THEN 700-DAY CONTRACT
                                                           WITH QATARGAS 3 & 4 IS
                                                           EXPECTED TO COMMENCE Q3
                                                           2006. THE NOBLE DICK
                                                           FAVOR WILL BE UTILIZED
                                                           ONLY FOR THE FIRST
                                                           270-300 DAYS OF THIS
                                                           CONTRACT. THE REMAINING
                                                           BALANCE OF DAYS FOR
                                                           THIS CONTRACT WILL BE
                                                           WITH A 250'-300' NOBLE
                                                           JACKUP YET TO BE
                                                           DETERMINED @
                                                           $98K-99K/DAY.

(g)  Rig is currently equipped to operate in 250' of water.

[Comment changes from last fleet status reports denoted by ALL CAPS.]

                                  [NOBLE LOGO]

                                                                       YEAR
                                                                      BUILT/           WATER
           RIG                               RIG DESIGN               REBUILT          DEPTH              LOCATION
-------------------------------   --------------------------------   ---------       ---------       --------------------
MEDITERRANEAN JACKUP (1) (d)

Noble Carl Norberg                MLT Class 82-C                     1976/1966       250'-IC         Croatia

                                                                                                     Equatorial Guinea

INDIA JACKUPS (2) (d)

Noble Ed Holt                     Levingston Class 111-C             1981/1994       300'-IC         India

Noble Charlie Yester              MLT 116-C                            1979          300'-IC         India

FAR EAST SEMISUBMERSIBIES (3)

Noble Dave Beard                  F&G 9500 Enhanced Pacesetter       1986/2008       10,000'         Dalian, China - DSIC
                                                                                                     In-transit
                                                                                                     Brazil

Noble Danny Adkins - Newbuild     Trosvik Bingo 9000                 1999/2009       12,000'(h)       Singapore - Jurong
                                                                                                       U.S. Gulf

Noble Bingo 9000 Rig 4            Trosvik Bingo 9000                   1999          12,000'(h)       SINGAPORE - JURONG

FAR EAST JACKUPS (3)

Noble Roger Lewis - Newbuild      F&G JU-2000E                         2007          400'-IC         Dalian, China - DSIC
                                                                                                     In-transit
                                                                                                     Qatar

Noble Hans Deul - Newbuild        F&G JU-2000E                         2008          400'-IC        Dalian, China - DSIC
                                                                                                     In-transit
                                                                                                     TBD

NOBLE NEWBUILD JACKUP             F&G JU-2000E                         2009           400'-IC        DALIAN, CHINA - DSIC
                                                                                                     IN-TRANSIT
                                                                                                     UNITED KINGDOM

                                                  ANTICIPATED
                                                  CONTRACT/DAY-
                                                      RATE       DAY RATE
           RIG                      OPERATOR       EXPIRATION     ($000)    COMMENTS
-------------------------------   -------------   -------------  --------   -------------------------------------------------------
MEDITERRANEAN JACKUP (1) (d)

Noble Carl Norberg                CROSCO/INAgip      7/2006       56-57     Rig bareboat chartered to CROSCO which contracted with
                                                                            INAgip.
                                    In-transit       8/2006       71-73     Lump sum mobilization to be paid by operator.
                                   Amerada Hess      4/2008       73-75

INDIA JACKUPS (2) (d)

Noble Ed Holt                       Jindal/ONGC      6/2009       82-83     Anticipate +/- 90 days of downtime in 4Q 2006 for
                                                                            upgrades and regulatory inspection. Rig bareboat
                                                                            chartered to Jindal which contracted with ONGC.

Noble Charlie Yester              Discovery/ONGC     12/2006      51-52     Received LOI for three-year extension with Discovery/
                                  DISCOVERY/ONGC     12/2009     130-131    ONGC @ $130k-131k/day in direct continuation of current
                                                                            contract. Rig bareboat chartered to Discovery which
                                                                            contracted with ONGC.

FAR EAST SEMISUBMERSIBIES (3)

Noble Dave Beard                   Shipyard        4/2008         -         Received a five-year contract with Petrobras, plus a
                                                                            maximum 15% bonus.
                                   Petrobras       6/2008       208-210     Mobilization cost paid for by Petrobras (limited to
                                                                            75 days).
                                   Petrobras       6/2013       219-220     Commencement of operations in Brazil is scheduled
                                                                            for 30 months after contract signing, estimated to
                                                                            be +/- 2Q 2008.

Noble Danny Adkins - Newbuild      Shipyard        2/2009         -         Four-year contract with Shell following upgrade of
                                    Shell          2/2013       417-419     baredeck hull to 12,000' water depth capability.
                                                                            Estimated delivery is 1Q 2009.

Noble Bingo 9000 Rig 4             Shipyard                       -         Baredeck hull.

FAR EAST JACKUPS (3)

Noble Roger Lewis - Newbuild        Shipyard         8/2007        -
                                       Shell         9/2007       40-42     Two-year contract with Shell. Contract to commence
                                       Shell         9/2009      104-106    following construction of rig which is expected
                                                                            to be completed in 3Q 2007.

Noble Hans Deul
- Newbuild                           Shipyard        2/2008         -
                                       Shell         4/2008       40-42     Two-year contract with Shell. Contract to commence
                                       Shell         4/2010      104-106    following construction of rig which is expected
                                                                            to be completed in 1Q 2008.

NOBLE NEWBUILD JACKUP                SHIPYARD        3/2009         -
                                      VENTURE        6/2009        TBD      RECEIVED LETTER OF AWARD FOR TWO-year CONTRACT WITH
                                      VENTURE        6/2011      209-211    VENTURE. CONTRACT TO COMMENCE FOLLOWING CONSTRUCTION OF
                                                                            RIG WHICH IS EXPECTED TO BE COMPLETED IN 1Q 2009.


------------
(d) Listed rigs are modified bareboat charter; cost structure varies by region.

(h)     Baredeck hull constructed as capable to operate in 12,000' of water.

[Comment changes from last fleet status reports denoted by ALL CAPS.]

6